CHASE SECURITIES INC.

NEW ISSUE TERMS

CHASE FUNDING TRUST, SERIES 2000-2
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2

$460,000,000

Chase Funding, Inc. - Depositor
Advanta Mortgage Corp. USA - Subservicer
Chase Manhattan Mortgage Corporation - Seller and Master Servicer




                                     SUMMARY OF TRANCHES

------------- --------------- --------------- --------------- ------------ --------------- -------------

                                                               EXPECTED      WEIGHTED
                                              PASS THROUGH      FINAL        AVERAGE            RATINGS
                PRINCIPAL          BOND            RATE        MATURITY      LIFE TO            S&P
    CLASS         AMOUNT           TYPE        DESCRIPTION     TO CALL(1)    CALL (YRS)(1)      /FITCH)
    -----         ------           ----        -----------     --------      -------------      ------
------------- --------------- --------------- --------------- ------------ --------------- -------------
    IA-1      39,000,000           SEQ        Floating (2)      03/02          0.96              AAA/AAA
    IA-2      18,500,000           SEQ          Fixed (2)       01/03          2.15              AAA/AAA
    IA-3      17,500,000           SEQ          Fixed (2)       04/04          3.14              AAA/AAA
    IA-4      20,500,000           SEQ          Fixed (2)       05/07          5.11              AAA/AAA
    IA-5      16,280,000           SEQ        Fixed (2)(3)      05/10          9.42              AAA/AAA
    IA-6      12,420,000           NAS          Fixed (2)       12/09          6.72              AAA/AAA
    IM-1       4,050,000           MEZ          Fixed (2)       05/10          6.61               AA/AA
    IM-2       3,712,500           MEZ          Fixed (2)       05/10          6.61                A/A
    IB         3,037,500           SUB          Fixed (2)       05/10          6.51              BBB/BBB

    IIA-1    279,500,000       PASS-THRU       Floating         09/07          2.45              AAA/AAA
                                                 (3)(4)

    IIM-1     17,875,000           MEZ          Floating        09/07          4.92               AA/AA
                                                 (3)(4)

    IIM-2     15,437,500           MEZ          Floating        09/07          4.86                A/A
                                                 (3)(4)

    IIB       12,187,500           SUB          Floating        09/07          4.81              BBB/BBB
                                                 (3)(4)

------------- --------------- --------------- --------------- ------------ -------------- --------------


(1) The Group I Certificates will be priced at 20% HEP while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.

(2) Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

(3) If the 10% cleanup call, with respect to the related Loan Group, is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-1 Certificates will increase to 2x the IIA-1 margin, and the margin on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.

(4) Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rates on the Group II Loans.

   COLLATERAL CHARACTERISTICS* - FIXED RATE MORTGAGE LOAN GROUP SUMMARY REPORT





 AGGREGATE OUTSTANDING PRINCIPAL BALANCE                 $134,566,607
 AGGREGATE ORIGINAL PRINCIPAL BALANCE                    $134,741,349
 NUMBER OF MORTGAGE LOANS                                       1,557


                                   MINIMUM                 MAXIMUM                         AVERAGE(1)
                                   -------                 -------                         -------
ORIGINAL PRINCIPAL BALANCE         $10,000                $500,000                         $86,539
OUTSTANDING PRINCIPAL BALANCE       $9,886                $499,990                         $86,427

                                   MINIMUM                 MAXIMUM                WEIGHTED AVERAGE(2)
                                   -------                 -------                ----------------

ORIGINAL TERM (MOS)                    120                     360                             246
STATED REMAINING TERM (MOS)            115                     360                             245
EXPECTED REMAINING TERM (MOS)          115                     360                             245
LOAN AGE (MOS)                           0                      20                               1

CURRENT INTEREST RATE               6.075%                 14.900%                         10.132%

ORIGINAL LOAN-TO-VALUE              11.30%                  95.00%                          71.30%

CREDIT SCORE(3)                        496                     797                             622

                                  EARLIEST                  LATEST

ORIGINATION DATES                  09/1998                 05/2000
MATURITY DATES                     12/2009                 06/2030



The collateral information contained herein will be superseded by the description of the collateral contained in the final prospectus.

(1)     SUM OF PRINCIPAL BALANCE DIVIDED BY TOTAL NUMBER OF LOANS.

(2)     WEIGHTED BY OUTSTANDING PRINCIPAL BALANCE.

(3)     MINIMUM AND WEIGHTING ONLY FOR LOANS WITH SCORES.

COLLATERAL CHARACTERISTICS* - ADJUSTABLE RATE MORTGAGE LOAN GROUP SUMMARY REPORT

 AGGREGATE OUTSTANDING PRINCIPAL BALANCE                 $324,081,488
 AGGREGATE ORIGINAL PRINCIPAL BALANCE                    $324,257,955
 NUMBER OF MORTGAGE LOANS                                       2,647


                                   MINIMUM                 MAXIMUM                        AVERAGE(1)
                                   -------                 -------                        -------
ORIGINAL PRINCIPAL BALANCE          $9,375                $845,000                       $122,500
OUTSTANDING PRINCIPAL BALANCE       $9,363                $844,656                       $122,434


                                   MINIMUM                 MAXIMUM               WEIGHTED AVERAGE(2)
                                   -------                 -------               ----------------
ORIGINAL TERM (MOS)                    360                     360                            360
STATED REMAINING TERM (MOS)            351                     360                            359
EXPECTED REMAINING TERM (MOS)          326                     360                            359
LOAN AGE (MOS)                           0                       9                              1

CURRENT INTEREST RATE               6.750%                 14.650%                        10.179%
INITIAL INTEREST  RATE CAP          1.000%                  3.000%                         2.961%
PERIODIC RATE CAP                   1.000%                  1.500%                         1.482%
GROSS MARGIN                        3.250%                  8.250%                         5.638%
MAXIMUM MORTGAGE RATE              13.750%                 21.650%                        17.171%
MINIMUM MORTGAGE RATE               6.750%                 14.650%                        10.179%

MONTHS TO ROLL                           4                      60                             28

ORIGINAL LOAN-TO-VALUE              14.00%                  95.00%                         76.86%

CREDIT SCORE(3)                        491                     797                            612


                                   EARLIEST                 LATEST
                                   --------                 ------
ORIGINATION DATES                  08/1999                  05/2000
MATURITY DATES                     09/2029                  06/2030


* The collateral information contained herein will be superseded by the description of the collateral contained in the final prospectus.

(1)     SUM OF PRINCIPAL BALANCE DIVIDED BY TOTAL NUMBER OF LOANS.

(2)     WEIGHTED BY OUTSTANDING PRINCIPAL BALANCE.

(3)     MINIMUM AND WEIGHTING ONLY FOR LOANS WITH SCORES.